UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2023

enVVeno Medical Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-38325	33-0936180
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

70 Doppler

Irvine, California 92618

(Address of principal executive offices) (Zip Code)

(949) 261-2900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	NVNO	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

On October 6, 2023, enVVeno Medical Corporation (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain institutional investors (the “Investors”) for the purpose of raising approximately $28 million in gross proceeds for the Company. Pursuant to the terms of the Purchase Agreement, the Company agreed to sell an aggregate of 3,844,704 shares (the “Shares”) of the Company’s common stock, par value $0.00001 per share (the “Common Stock”), Pre-Funded Warrants (the “Pre-Funded Warrants”) to purchase 977,900 shares of Common Stock (the “Pre-Funded Warrant Shares”), Tranche A Warrants (the “Tranche A Warrants”) to purchase 4,822,604 shares of Common Stock (the “Tranche A Warrant Shares”), and Tranche B Warrants (the “Tranche B Warrants” and together with the Pre-Funded Warrants and the Tranche A Warrants , the “Warrants”) to purchase 4,822,604 shares of Common Stock (the “Tranche B Warrant Shares” and together with the Pre-Funded Warrant Shares and the Tranche A Warrant Shares , the “Warrant Shares”) for a combined purchase price per Share and accompanying Tranche A Warrant and Tranche B Warrant of $5.806 and a combined purchase price per Pre-Funded Warrant and accompanying Tranche A Warrant and Tranche B Warrant of $5.8059. The Warrants are immediately exercisable at an exercise price of $6.945 per share for the Tranche A Warrants, $8.334 per share for the Tranche B Warrants, and a nominal exercise price of $0.0001 per share for the Pre-Funded Warrants. The Tranche A Warrants will expire on the date that is the earlier of (i) 5:00 p.m. Eastern time on the thirtieth (30th) calendar day following the release by the Company of initial top line efficacy data including rVCSS data constituting a 3 or more point improvement for the SAVVE clinical trial or (ii) October 11, 2024. The Tranche B Warrants will expire on the date that is the earlier of (i) 5:00 p.m. Eastern time on the thirtieth (30th) calendar day following the PMA Approval by the U.S. FDA for the VenoValve or (ii) October 12, 2026. The Pre-Funded Warrants will terminate when they are exercised in full. The offering closed on October 11, 2023.

In connection with the offering, the Company and the Investors entered into a Registration Rights Agreement dated October 6, 2023 (the “Registration Rights Agreement”), providing for the registration for resale of the Shares and Warrant Shares. Pursuant to the Registration Rights Agreement, the Company agreed to prepare and file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) within 15 calendar days of the closing date of the offering and to use its best efforts to have the Registration Statement declared effective as soon as possible, but in no event more than 90 calendar days after the closing date (or 120 calendar days after the closing date in the event of a full review of the Registration Statement by the SEC). The Company is subject to customary liquidated damages in the event it does not meet certain filing requirements and deadlines set forth in the Registration Rights Agreement.

Ladenburg Thalmann & Co. Inc. acted as the exclusive placement agent (the “Placement Agent”) for the Company in connection with the offering. Pursuant to that certain Placement Agency Agreement, dated as of October 6, 2020, by and between the Company and the Placement Agent (the “Placement Agency Agreement”), the Placement Agent was paid a cash fee of 7.0% of the aggregate gross proceeds of the offering and a non-accountable expense allowance of $50,000. In addition, the Company issued to the Placement Agent warrants (the “Placement Agent Warrants” and the shares issuable upon exercise thereof, the “Placement Agent Warrant Shares”) to purchase 241,130 shares of Common Stock at an exercise price of $6.945 which expire October 11, 2028.

The net proceeds to the Company from the offering, after deducting the Placement Agent’s fees and expenses but before paying the Company’s estimated offering expenses, are approximately $25.9 million. The Company intends to use the net proceeds from the transactions for the continued development of the Company’s two lead products, VenoValve® and enVVe®, and for general corporate purposes, including working capital.

The forms of the Purchase Agreement, Placement Agency Agreement, Registration Rights Agreement, Pre-Funded Warrant, Tranche A Warrant, Tranche B Warrant, and the Placement Agent Warrants are filed as Exhibits 10.1, 10.2, 10.3, 4.1, 4.2, 4.3, and 4.4, respectively, to this Current Report on Form 8-K. The foregoing summaries of the terms of these documents do not purport to be complete and are qualified in their entirety by, such documents, which are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 related to the private placement offering is hereby incorporated by reference into this Item 3.02. The Shares, Warrants, Placement Agent Warrants, Warrant Shares and Placement Agent Warrant Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are instead being offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act and Rule 506(b) promulgated thereunder.

Item 9.01 Financial Statements and Exhibits.

Set forth below is a list of Exhibits included as part of this Current Report:

Exhibit No.	Description
4.1	Form of Pre-Funded Warrant
4.2	Form of Tranche A Warrant
4.3	Form of Tranche B Warrant
4.4	Form of Placement Agent Warrant
10.1	Form of Securities Purchase Agreement
10.2	Form of Placement Agency Agreement
10.3	Form of Registration Rights Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVVENO MEDICAL CORPORATION

Dated: October 12, 2023	/s/ Robert A. Berman
Robert A. Berman
Chief Executive Officer